                                                                   Exhibit 10.18

                   AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

         THIS AMENDED AND RESTATED STOCKHOLDERS AGREEMENT, is made as of this 11th day of October, 2001, by and among Animas Corporation, a Delaware corporation (the "Company"), those individuals or entities listed on the signature pages hereto as "Prior Stockholders" and which execute a Prior Stockholder Signature Page in the form attached hereto as Exhibit A (collectively, the "Prior Stockholders"), those individuals or entities listed on the signature pages hereto as "Series B Investors" (each a "Series B Investor" and collectively, the "Series B Investors"), and those individuals or entities listed on the signature pages hereto as "Series C Investors" (each a "Series C Investor" and collectively, the "Series C Investors"). The Prior Stockholders, Series B Investors and Series C Investors are each referred to herein as a "Stockholder" and collectively as the "Stockholders."

         WHEREAS, the Prior Stockholders are certain of the holders of an aggregate of 4,651,868 shares of the Company's Common Shares (defined below) and 1,003,600 shares of the Company's Series A Preferred Stock, $.01 par value per share (the "Series A Preferred Stock");

         WHEREAS, the Prior Stockholders possessed certain voting and other rights pursuant to a Voting Agreement dated January 28, 2000 between the Company and the Prior Stockholders (the "Prior Voting Agreement");

         WHEREAS, pursuant to a certain Series B Convertible Preferred Stock Purchase Agreement dated January 22, 2001 (the "Series B Purchase Agreement"), the Series B Investors purchased an aggregate of 1,500,000 shares of Series B Convertible Preferred Stock, $.01 par value per share (the "Series B Preferred Stock");

         WHEREAS, pursuant to the Series B Purchase Agreement the Company, the Series B Investors and the Prior Stockholders entered into a Stockholders Agreement dated January 22, 2001 (the "Existing Stockholders Agreement"), pursuant to which the Prior Voting Agreement was terminated and the Prior Stockholders and the Series B Investors (collectively, the "Current Stockholders"), accepted certain rights and obligations created pursuant thereto;

          WHEREAS, the Series C Investors are parties to a Series C Convertible Preferred Stock Purchase Agreement of even date herewith (the "Series C Purchase Agreement"), pursuant to which the Company has agreed to sell and issue to such Series C Investors an aggregate of 1,281,762 shares at an initial closing (such agreement contemplating the sale of up to an additional aggregate of 718,238 shares at a subsequent closing) of Series C Convertible Preferred Stock, $.01 par value per share (the "Series C Preferred Stock");

          WHEREAS, the execution of this Agreement is a condition precedent to the Series C Purchase Agreement;

          WHEREAS, in connection with the consummation of the transactions contemplated by the Series C Purchase Agreement the Company, the Current Stockholders and the Series C Investors have agreed to enter into this Agreement in order to provide for the future voting of

                                                                   Exhibit 10.18

their shares of the Company's capital stock, the grant of certain transfer rights to the parties, and other matters set forth below; and

         WHEREAS, the Stockholders desire to amend and restate the Existing Stockholders Agreement as set forth herein.

         NOW, THEREFORE, in consideration of the mutual promises contained herein and for other good and valuable consideration, the parties hereby agree with each other as follows:

         1. Certain Defined Terms. As used in this Agreement, the following terms shall have the following respective meanings:

                  (a) "Common Stock" shall mean and include all shares of the Company's Common Stock, $.01 par value per share (the "Common Shares") including, without limitation, all Common Shares issued or issuable upon conversion of the Preferred Stock, and all other securities of the Company then convertible or exchangeable for Common Shares (whether by way of stock split, stock dividend, combination, reclassification, reorganization, or any other means).

                  (b) "Initial Series B Purchasers" shall have the meaning ascribed to such term in the Series B Purchase Agreement.

                  (c) "Investors" shall mean, collectively, the Series B Investors and the Series C Investors.

                  (d) "Preferred Stock" shall mean and include shares of the Company's (i) Series A Preferred Stock, (ii) Series B Preferred Stock, and
(iii) Series C Preferred Stock.

                  (e) "Shares" shall mean and include all shares of Common Stock and Preferred Stock now owned or hereafter acquired by any Current Stockholder or Series C Investor.

         2. Agreement To Vote. The Prior Stockholders each agree to hold all Shares now owned or hereafter acquired by them, registered in their name or beneficially owned by it or them as of the date hereof (and any and all other securities of the Company legally or beneficially acquired by it or them after the date hereof) as well as all Shares as to which any such person now or hereafter holds the right to vote (hereinafter collectively referred to as the "Prior Stockholder Shares") subject to, and to vote the Prior Stockholder Shares in accordance with, the provisions of this Agreement. The Series B Investors agree to hold all Shares now owned or hereafter acquired by them registered in their respective names or beneficially owned by them as of the date hereof (and any and all other securities of the Company legally or beneficially acquired by the Series B Investors after the date hereof) as well as all Shares as to which any such person now or hereafter holds the right to vote (hereinafter collectively referred to as the "Series B Investor Shares") subject to, and to vote the Series B Investor Shares in accordance with, the provisions of this Agreement. The Series C Investors agree to hold all Shares now owned or hereafter acquired by them registered in their respective names or beneficially owned by them as of the date hereof (and any and all other securities of the Company legally or

                                                                   Exhibit 10.18

beneficially acquired by the Series C Investors after the date hereof) as well as all Shares as to which any such person now or hereafter holds the right to vote (hereinafter collectively referred to as the "Series C Investor Shares") subject to, and to vote the Series C Investor Shares in accordance with, the provisions of this Agreement.

         3. Election of Directors. On all matters relating to the election of directors of the Company, each of the Stockholders agree to vote all Prior Stockholder Shares, Series B Investor Shares and Series C Investor Shares, as the case may be, held by them (or the holders thereof shall consent pursuant to an action by written consent of shareholders) so as to elect members of the Company's Board of Directors as follows:

                  (a) five (5) individuals nominated by the Prior Stockholders, it being understood that in such nominations, the Prior Stockholders shall not be entitled to cumulate their votes (the "Prior Stockholder Directors"), the initial Prior Stockholder Directors, four of whom shall be Katherine Crothall, William A. Graham IV, David Joseph, and A. Peter Parsons, and the fifth seat shall be vacant (to be filled in accordance with the provisions of this Section 3(a));

                  (b) one (1) individual nominated by Liberty Ventures I, L.P. and Liberty Ventures II, L.P. (together, "Liberty"), as long as it owns, or has the right to obtain by conversion of shares of Series B Preferred Stock owned by it, at least fifty percent of the Common Stock which it could have received on the initial closing date of the Series B Purchase Agreement upon conversion of the Series B Preferred Stock that it purchased pursuant thereto; and, thereafter, by the holders of at least a majority of the votes entitled to be cast by the holders of the Series B Preferred Stock then outstanding (the "Series B Director"), the initial Series B Director who shall be Thomas Morse;

                  (c) one (1) individual nominated by HLM Management Company ("HLM"), as long as it owns, or has the right to obtain by conversion of shares of Series C Preferred Stock owned by it, at least fifty percent of the Common Stock which it could have received on the initial closing date of the Series C Purchase Agreement upon conversion of the Series C Preferred Stock that it purchased pursuant thereto; and, thereafter, by the holders of at least a majority of the votes entitled to be cast by the holders of the Series C Preferred Stock then outstanding (the "Series C Director"), the initial Series C Director who shall be Edward Cahill; and

                  (d) one (1) individual, with medical device industry experience and/or medical/scientific knowledge of diabetes, such individual to be mutually acceptable to both (i) Katherine Crothall and (ii) the holders of a majority of the Series B Preferred Stock then outstanding (including for the purposes of such calculations any shares of Common Stock outstanding as a result of the conversion of Series B Preferred Stock) (the "Industry Director").

In the event that, upon the mutual agreement of the Board of Directors, the number of directors constituting the entire Board of Directors of the Company is increased from eight (8) to nine (9), then, from and after such time, eight (8) of the directors shall be elected in accordance with subsections (a), (b), (c) and (d) of this Section 3, and the additional one (1) director shall be a

                                                                   Exhibit 10.18

person with medical and/or scientific knowledge of diabetes nominated by a majority of the Board of Directors.

         4.       Vacancies and Removal.

                  (a) Each of the directors designated in Section 3 shall be elected at any annual or special meeting of stockholders (or by written consent in lieu of a meeting of stockholders) and shall serve until his or her successor is elected and qualified or until his or her earlier resignation or removal.

                  (b) A Prior Stockholder Director may be removed during his or her term of office, with or without cause, by and only by the written consent of the holders of a majority of the votes entitled to be cast by the holders of the then outstanding Prior Stockholder Shares.

                  (c) The Series B Director may be removed during his or her term or office, with or without cause, by and only by the affirmative vote or written consent of the Series B Investors holding a majority of the votes entitled to be cast by the holders of the then outstanding Series B Investor Shares.

                  (d) The Series C Director may be removed during his or her term or office, with or without cause, by and only by the affirmative vote or written consent of the Series C Investors holding a majority of the votes entitled to be cast by the holders of the then outstanding Series C Investor Shares.

                  (e) The Industry Director may be removed during his or her term of office, with or without cause, by and only by the affirmative vote or written consent of both (i) Katherine Crothall, and (ii) the Series B Investors holding a majority of the votes entitled to be cast by the holders of the then outstanding Series B Investor Shares.

                  (f) Any vacancy in the office of: (i) a Prior Stockholder Director may be filled by the vote or written consent of the holders of a majority of the votes entitled to be cast by the holders of the then outstanding Prior Stockholder Shares; (ii) a Series B Director may, subject to the rights of Liberty pursuant to Section 3(b) above, be filled by the vote or written consent of the holders of a majority of the votes entitled to be cast by the holders of the then outstanding Series B Investor Shares, (iii) a Series C Director may, subject to the rights of HLM pursuant to Section 3(c) above, be filled by the vote or written consent of the holders of a majority of the votes entitled to be cast by the holders of the then outstanding Series C Investor Shares and (iv) the Industry Director may be filled by such person as may be selected by a vote of both (A) Katherine Crothall, and (B) the Series B Investors holding a majority of the votes entitled to be cast by the holders of the then outstanding Series B Investor Shares; all in accordance with the Certificate of Incorporation and By-laws of the Company and the Delaware General Corporation Law.

         5. Transfers. No Prior Stockholder shall sell, assign, transfer, pledge, hypothecate, mortgage, encumber or dispose of all or any of its Shares except to the Company or as expressly provided in this Agreement.
Notwithstanding the foregoing, (i) Katherine Crothall may make

                                                                   Exhibit 10.18

gifts of up to an aggregate of 30,000 Shares, provided that the recipients of such gifts consist of no more than five (5) individuals, entities or trusts which are not stockholders of the Company as of the date of this Agreement, and provided further that such transferee shall agree in writing with the Company and the Investors, as a condition to such transfer, to be bound by all of the provisions of this Agreement to the same extent as if such transferee were such Prior Stockholder, and (ii) any Prior Stockholder may transfer all or any of its Shares (A) by way of gift to any member of his or her family or to any trust for the benefit of any such family member of the Prior Stockholder, provided that such transferee shall agree in writing with the Company and the Investors, as a condition to such transfer, to be bound by all of the provisions of this Agreement to the same extent as if such transferee were such Prior Stockholder, or (B) all or any of its Shares by will or the laws of descent and distribution, in which event each such transferee shall be bound by all of the provisions of this Agreement to the same extent as if such transferee were such Prior Stockholder (a "Permitted Transfer"). As used herein, the word "family" shall include any spouse, lineal ancestor or descendent, brother , sister, niece, nephew or stepchild.

         6.       Right of First Refusal on Stockholder Dispositions.

                  (a) If at any time any Prior Stockholder desires to sell all or any part of his or her or its Shares pursuant to a bona fide offer from a third party (the "Proposed Transferee"), other than in (i) a transaction registered under the Securities Act of 1933, as amended (the "Securities Act"), or (ii) a Permitted Transfer, such Stockholder (a "Selling Stockholder") shall submit a written offer (the "Offer ") to sell such Shares (the "Offered Shares") to the Initial Series B Purchasers and the Series C Investors (each a "Rightholder" and collectively the "Rightholders"), on terms and conditions, including price, not less favorable to the Rightholders than those on which the Selling Stockholder proposed to sell such Offered Shares to the Proposed Transferee. The Offer shall disclose the identity of the Proposed Transferee, the Offered Shares proposed to be sold, the total number of Shares owned by the Selling Stockholder, the terms and conditions, including price, of the proposed sale, and any other material facts relating to the proposed sale. The Offer shall further state that the Rightholders may acquire, in accordance with the provisions of this Agreement, all or a portion of the Offered Shares for the price and upon the other terms and conditions set forth in such Offer.

                  (b) Each Rightholder shall have the right to purchase that number of Offered Shares as shall be equal to the number of Offered Shares multiplied by a fraction, the numerator of which shall be the number of Shares then owned by such Rightholder and the denominator of which shall be the number of Shares then owned by all of the Rightholders. For purposes of this Section 6,
Section 7 and Section 14 hereof, all of the Common Stock which a Rightholder has the right to acquire from the Company upon conversion, exercise or exchange of any of the securities of the Company then owned by such Initial Purchaser shall be deemed to be Shares then owned by such Rightholder. The amount of Shares that each Rightholder is entitled to purchase under this Section 6 shall be referred to as his or her or its "Pro Rata Fraction."

                  (c) The Rightholders shall have a right of oversubscription such that if any Rightholder fails to accept the Offer as to his or her or its Pro Rata Fraction, the other Rightholders shall, among them, have the right to purchase up to the balance of the Offered Shares not so purchased. Such right of oversubscription may be exercised by a Rightholder by

                                                                   Exhibit 10.18

accepting the Offer as to more than his or her or its Pro Rata Fraction. If, as a result thereof, such oversubscriptions exceed the total number of Offered Shares available in respect of such oversubscription privilege, the oversubscribing Rightholders shall be cut back with respect to their oversubscriptions pro rata based on the number of Shares then owned by such Rightholder as compared to the number of Shares then owned by all Rightholders that desire to accept such oversubscription or as they may otherwise agree among themselves.

                  (d) If a Rightholder desires to purchase all or any part of the Offered Shares, such Rightholder shall communicate in writing his or her or its election to purchase to the Selling Stockholder, which communication shall state the number of Offered Shares such Rightholder desires to purchase and shall be delivered in person or mailed to the Selling Stockholder at the address set forth in accordance with Section 17 below within thirty (30) days after the date the Offer was made. Such communication shall, when taken in conjunction with the Offer, be deemed to constitute a valid, legally binding and enforceable agreement for the sale and purchase of such Offered Shares (subject to the limitations as to a Rightholder's right to purchase more than his or her or its Pro Rata Fraction). Sale of the Offered Shares to be sold to a purchasing Rightholder pursuant to this Section 6 shall be made at the offices of such Rightholder on the forty-fifth (45th) day following the date the Offer was made (or if such day is not a business day, then on the next succeeding business day). Such sales shall be effected by the Selling Stockholder's delivery to each purchasing Rightholder of certificates evidencing the Offered Shares to be purchased by such purchasing Rightholder, duly endorsed for transfer to such purchasing Rightholder, against payment to the Selling Stockholder of the purchase price therefor by such purchasing Rightholder.

                  (e) If the Rightholders fail to accept the Offer with respect to all of the Offered Shares within 30 days of receipt of such Offer, the Selling Stockholder shall submit a written offer (the "Company Offer") to sell the remaining Offered Shares (the "Remaining Shares") to the Company on terms and conditions, including price, not less favorable to the Company than those on which the Selling Stockholder proposes to sell such Remaining Shares to the Proposed Transferee. The Company Offer shall disclose the Remaining Shares proposed to be sold, the total number of Shares owned by the Selling Stockholder, the terms and conditions, including price, of the proposed sale, and any other material facts relating to the proposed sale. The Company Offer shall further state that the Company may acquire, in accordance with the provisions of this Agreement, all or any portion of the Remaining Shares for the price and upon the other terms and conditions set forth therein. The decision by the Company to purchase the Remaining Shares shall require the affirmative vote of the Series B Director and the Series C Director and must be communicated in writing to the Selling Stockholder within 30 days after the Company Offer was made.

                  (f) If the Company does not purchase all of the Remaining Shares, the Remaining Shares not so purchased may be sold by the Selling Stockholder at any time within ninety (90) days after the date the Company Offer was made, subject to the provisions of this Section 6. Any such sale shall be to the Proposed Transferee, at not less than the price and upon other terms and conditions, if any, not more favorable to the Proposed Transferee than those specified in the Company Offer. Any Remaining Shares not sold within such 90-day period shall continue to be subject to the requirements of a prior offer pursuant to this Section 6. If

                                                                   Exhibit 10.18

Remaining Shares are sold pursuant to this Section 6 to any purchaser who is not a party to this Agreement, the Remaining Shares so sold shall remain subject to the restrictions imposed by this Agreement as if such purchaser is a Selling Stockholder hereunder.

         7.       Rights of Co-Sale.

                  (a) Subject to a Selling Stockholder first complying with the provisions of Section 6 of this Agreement, if the Rightholders do not exercise their option to purchase all or any portion of the Shares now owned or hereinafter acquired by a Selling Stockholder, then each Rightholder that did not elect to purchase Shares pursuant to Section 6 above (the "Co-Sale Holders") shall have the right, exercisable upon written notice to the Selling Stockholder within fifteen (15) days after receipt by the Co-Sale Holders of the Offer delivered pursuant to Section 6 hereof (hereinafter referred to as the "Transfer Notice"), to participate in such transfer of Shares on the same terms and conditions as stated in the Transfer Notice. Such notice shall indicate the number of Shares that the Co-Sale Holders wish to sell under their right to participate in such sale. To the extent the Co-Sale Holders exercise such right of co-sale in accordance with the terms and conditions set forth below, the number of Shares that such Selling Stockholder may sell in the transaction shall be correspondingly reduced in accordance with paragraph (b) below.

                  (b) Each Co-Sale Holder that exercises its right of co-sale pursuant to this Section 7, may sell all or any part of that number of Shares equal to the product obtained by multiplying (i) the aggregate number of Shares covered by the Transfer Notice, less any such shares sold to the Rightholders pursuant to Section 6 hereof, by (ii) a fraction, the numerator of which is the number of Shares owned by such participating Co-Sale Holder upon the date of the Transfer Notice and the denominator of which is the total number of Shares owned at the date of the Transfer Notice, by all Co-Sale Holders that exercise their right of co-sale in accordance with this Section 7 and the Selling Stockholder.

                  (c) If any Co-Sale Holder elects to participate in the transfer of Shares pursuant to this Section 7, then such Co-Sale Holder shall effect its participation in the transfer by executing and delivering all agreements, instruments and other documents reasonably required of a transferor in such transfer and promptly delivering to the prospective purchaser one or more certificates, properly endorsed for transfer, which represent:

                           (i)      the type and number of Shares which the
Co-Sale Holder elects to sell; or

                           (ii)     that number of shares of Series B or Series
C Preferred Stock held by the Co-Sale Holders which is at such time convertible into the number of shares of Common Stock which the Co-Sale Holders elect to sell; provided, however, that if the prospective purchaser objects to the delivery of Series B or Series C Preferred Stock in lieu of Common Stock or Series A Preferred Stock, the Co-Sale Holders shall convert such Series B or Series C Preferred Stock into Common Stock and deliver Common Stock as provided in Section 7(c)(i) above. The Company agrees to make any such conversion concurrent with the actual transfer of such Shares to the purchaser.

                                                                   Exhibit 10.18

                  (d) The stock certificate or certificates that the Co-Sale Holders deliver to the prospective purchaser pursuant to Section 7(c) hereof shall be transferred to such prospective purchaser in consummation of the sale of the Shares pursuant to the terms and conditions specified in the Transfer Notice, and the Co-Sale Holders shall concurrently therewith receive that portion of the sale proceeds to which the Co-Sale Holders are entitled by reason of its participation in such sale.

                  (e) To the extent that any prospective purchaser(s) prohibit(s) such assignment or otherwise refuses to purchase shares or other securities from the Co-Sale Holders exercising their rights of co-sale hereunder, the Selling Stockholders shall not sell to such prospective purchaser or purchasers any Shares unless and until, simultaneously with such sale, such Selling Stockholder shall purchase such shares or other securities from the Co-Sale Holders on the same terms and conditions specified in the Transfer Notice.

                  (f) The exercise or non-exercise of the rights of the Co-Sale Holders hereunder to participate in one or more transfers of Shares made by such Co-Sale Holder shall not adversely affect their rights to participate in subsequent transfers of Shares subject to Section 7(a) hereof.

                  (g) If the Co-Sale Holders elect not to participate in the sale of the Shares subject to the Transfer Notice, the Selling Stockholders may, not later than ninety (90) days following delivery to the Company of the Transfer Notice, enter into an agreement providing for the closing of the transfer of the Shares covered by the Transfer Notice within thirty (30) days of such agreement on terms and conditions not more materially favorable to the Selling Stockholder than those described in the Transfer Notice.

                  (h) Any proposed transfer on terms and conditions materially more favorable than those described in the Transfer Notice, as well as any subsequent proposed transfer of any Shares by a Selling Stockholder, shall again be subject to the co-sale rights of the Rightholders and shall require compliance by a Selling Stockholder with procedures described in this
Section 7.

                  (i) Prior to the sale of any Shares to be sold by such Co-Sale Holder or a participating Selling Stockholder pursuant to this Section 7, the Co-Sale Holder and Selling Stockholder shall deliver to the Company (in a form reasonably acceptable to the Company) a written agreement of the proposed buyer agreeing to become a party to this Agreement as a Prior Stockholder.

         8. Termination. This Agreement, and the respective rights and obligations of the parties hereto, shall terminate upon the Company's completion of an underwritten public offering on a firm commitment basis pursuant to an effective registration statement filed pursuant to the Securities Act (other than on Form S-4 or S-8 or any successor form thereto) covering the offer and sale of Common Stock for the account of the Company, in which (i) the aggregate price paid by the public for the purchase of Common Stock from the Company and all selling stockholders equals or exceeds $40,000,000 (calculated before deducting underwriters commissions and other offering expenses), and (ii) the public offering price per share of Common Stock (calculated

                                                                   Exhibit 10.18

before deducting underwriters discounts and commissions) equals or exceeds $20.00, based on the Company's capital structure as of the date hereof, as subsequently adjusted to reflect the effect of any subdivision, combination, or reverse stock split.

         9. Transfer Restrictions. None of the Stockholders may sell, transfer, pledge, or hypothecate any Shares except in accordance with the terms and conditions of this Agreement applicable to them and unless the party to whom such Shares are sold, transferred, pledged, or hypothecated shall have first agreed in writing to be subject to the terms and conditions of this Agreement.

         10. Specific Enforcement. Each Stockholder expressly agrees that the Investors and the Company will be irreparably damaged if this Agreement is not specifically enforced. Upon a breach or threatened breach of the terms, covenants and/or conditions of this Agreement by any Stockholder, the Investors and the Company shall, in addition to all other remedies, each be entitled to a temporary or permanent injunction, without showing any actual damage, and/or a decree for specific performance, in accordance with the provisions hereof.

         11. Restrictive Legend. All certificates representing the Shares issued by the Company shall bear substantially the following legend:

                  THE SALE, TRANSFER OR ASSIGNMENT OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN STOCKHOLDERS' AGREEMENT DATED AS OF JANUARY 22, 2001, AS AMENDED FROM TIME TO TIME, AMONG THE COMPANY AND CERTAIN HOLDERS OF ITS OUTSTANDING CAPITAL STOCK. COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE COMPANY.

         12. Governing Law. The Company is a Delaware corporation and all matters pertaining to its corporate governance and corporate finance shall be governed by the Delaware General Corporation Law. Subject to the preceding sentence, generally this Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

         13. Severability. If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

         14. Amendments. Neither this Agreement nor any provision hereof may be waived, modified, amended or terminated except by a written agreement signed by the parties hereto; provided, however, that together (i) the Initial Series B Purchasers holding at least sixty (60%) of the votes entitled to be cast by the holders of the Series B Preferred Stock owned by all such

                                                                   Exhibit 10.18

Initial Series B Purchasers, solely with respect to such shares of Series B Preferred Stock, (ii) the Initial Purchasers (as defined in the Series C Purchase Agreement) owning at least sixty (60%) of the votes entitled to be cast by the holders of the Series C Preferred Stock owned by all such Initial Purchasers, solely with respect to such shares of Series C Preferred Stock,
(iii) the holders of a majority of the votes entitled to be cast by the holders of the outstanding Preferred Stock, solely with respect to such shares of Preferred Stock, and (iv) the Company (to the extent that any of the rights or obligations of the Company pursuant to the terms hereof may be impacted), may effect any such waiver, modification, amendment or termination on behalf of all of the Stockholders. Notwithstanding the foregoing, any amendment, modification or termination to this Agreement that reduces the rights of the Prior Stockholders or Katherine Crothall to appoint or remove the Prior Stockholder Directors or Industry Director, as the case may be and as provided for in
Section 3 or Section 4 hereof, must be approved by the Prior Stockholders holding at least a majority of the votes entitled to be cast by the holders of the shares of Series A Preferred Stock and Common Stock owned by all such Prior Stockholders, solely with respect to such Series A Preferred Stock or Common Stock, or Katherine Crothall, as the case may be. To the extent any term or other provision of any other indenture, agreement or instrument by which any party hereto is bound conflicts with this Agreement, this Agreement shall have precedence over such conflicting term or provision.

         15. Successors, Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the Stockholders and their respective successors and assigns.

         16. Integration. This Agreement constitutes the entire Agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements, understandings and communications between the parties with respect to the subject matter hereof including, without limitation, the Prior Voting Agreement and the Existing Stockholders Agreement.

         17. Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be mailed by certified or registered mail, return receipt requested, postage prepaid, to such address as is set forth below or as may hereafter be given to the other parties pursuant to this paragraph.

         18. Termination of Prior Voting Agreement. The applicable parties hereto hereby agree that, effective January 22, 2001, the Prior Voting Agreement was cancelled and terminated by the terms and provisions of this Agreement and such agreement shall have no further force or effect.

         19. Conflicts with Prior Stockholders Agreement. To the extent that any provisions of this Agreement conflict with the provisions of that certain Stockholders Agreement dated December 1, 1996 by and among the Company, Katherine Crothall, Thomas Jefferson University and Jeffrey Joseph, D.O., as the same may be amended from time to time, the provisions of this Agreement shall prevail and control.

         20. Changes in Common Stock or Preferred Stock. If, and as often as, there is any change in the Common Stock or the Preferred Stock by way of a stock split, stock dividend,

                                                                   Exhibit 10.18

combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and obligations pursuant hereto, and the calculations made hereby, shall continue with respect to the Common Stock or the Preferred Stock as so changed.

         21. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                                                                   Exhibit 10.18

         IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Stockholders Agreement as of the date and year set forth above.

                                    ANIMAS CORPORATION

                                    By: /s/ Katherine D. Crothall
                                       ---------------------------------
                                       Name: Katherine D. Crothall
                                       Title: President/CEO

                                    SERIES B INVESTORS:

                                    LIBERTY VENTURES I, L.P.

                                    By: Liberty Ventures, Inc.
                                        Corporate General Partner

                                    By: /s/ Thomas Morse
                                       ---------------------------------
                                       Thomas Morse
                                       President

                                    LIBERTY VENTURES II, L.P.

                                    By: Liberty Venture Partners II, LLC
                                        Its General Partner

                                    By: /s/ Thomas Morse
                                       ---------------------------------
                                       Thomas Morse
                                       Managing Director

                                    JOHNSON & JOHNSON DEVELOPMENT
                                    CORPORATION

                                    By: /s/ Roger J. Guidi
                                       ---------------------------------
                                       Name: Roger J. Guidi
                                       Title: Vice President

                                                                   Exhibit 10.18

                     [Signatures continue on following page]

                                                                   Exhibit 10.18

                                    HLM/UH FUND, L.P.

                                    By: HLM/UH Associates, LLC
                                        Its General Partner

                                    By: HLM Management Co., Inc.
                                        Managing Member

                                    By: /s/ Edward L. Cahill
                                       ---------------------------------
                                        (Officer)

                                    HLM OPPORTUNITIES FUND, L.P.

                                    By: HLM Opportunities Associates, LLC
                                        Its General Partner

                                    By: HLM Management Co., Inc.
                                        Managing Member

                                    By: /s/ Edward L. Cahill
                                       ---------------------------------
                                        (Officer)

                                    HLM/CB FUND II, L.P.

                                    By: HLM/CB Associates II, LLC
                                        Its General Partner

                                    By: HLM Management Co., Inc.
                                        Managing Member

                                    By: /s/ Edward L. Cahill
                                       ---------------------------------
                                        (Officer)

                     [Signatures continue on following page]

                                                                   Exhibit 10.18

                                    SERIES C INVESTORS:

                                    LIBERTY VENTURES I, L.P.

                                    By: Liberty Ventures, Inc.
                                        Corporate General Partner

                                    By:_________________________________
                                       Thomas Morse
                                       President

                                    LIBERTY VENTURES II, L.P.

                                    By: Liberty Venture Partners II, LLC
                                        Its General Partner

                                    By:___________________________
                                       Thomas Morse
                                       Managing Director

                                    JOHNSON & JOHNSON DEVELOPMENT
                                    CORPORATION

                                    By: /s/ Roger J. Guidi
                                       ---------------------------------
                                       Name: Roger J. Guidi
                                       Title: Vice President

                                    HLM/UH FUND, L.P.

                                    By: HLM/UH Associates, LLC
                                        Its General Partner

                                    By: HLM Management Co., Inc.
                                        Managing Member

                                    By: ________________________________
                                        (Officer)

                     [Signatures continue on following page]

                                                                   Exhibit 10.18

                                    HLM OPPORTUNITIES FUND, L.P.

                                    By: HLM Opportunities Associates, LLC
                                        Its General Partner

                                    By: HLM Management Co., Inc.
                                        Managing Member

                                    By:_________________________________
                                       (Officer)

                                    HLM/CB FUND II, L.P.

                                    By: HLM/CB Associates II, LLC
                                        Its General Partner

                                    By: HLM Management Co., Inc.
                                        Managing Member

                                    By:_________________________________
                                       (Officer)

                                    U.S. BANCORP PIPER JAFFRAY ECM
                                    FUND II, LLC

                                    By: /s/ John Jacobs
                                       ---------------------------------
                                          Name:  John Jacobs
                                          Title: Managing Member

                                    U.S. BANCORP PIPER JAFFRAY
                                    ECM FUND II - INVESTORS 03

                                    By: /s/ John Salveson
                                       ---------------------------------
                                          Name:  John Salveson
                                          Title: Administrative Member

                     [Signatures continue on following page]

                                                                   Exhibit 10.18

                                    KATHERINE CROTHALL, an individual

                                     /s/ Katherine D. Crothall
                                    ------------------------------------

                                    GRAEME CROTHALL, an individual

                                     /s/ Graeme Crothall
                                    ------------------------------------
                                    WILLIAM GRAHAM, an individual

                                     /s/ William Graham
                                    ------------------------------------

                                    ANVERS L.P.

                                    By: FSIP  , LLC
                                    ------------------------------------
                                        Its General Partner

                                    By: /s/ L. Swergold
                                    ------------------------------------
                                         Name:  L. Swergold
                                         Title: Sr. Managing Director

                                    ANVERS II L.P.

                                    By: FSIP  , LLC
                                    ------------------------------------
                                        Its General Partner

                                    By: /s/ L. Swergold
                                    ------------------------------------
                                         Name:  L. Swergold
                                         Title: Sr. Managing Director

                                                                   Exhibit 10.18

                                    KATHERINE CROTHALL, an individual

                                     /s/ Katherine D. Crothall
                                    ------------------------------------
                                           TTE for Peter Laakmann Trust

                                    GRAEME CROTHALL, an individual

                                     /s/ Graeme Crothall
                                    ------------------------------------
                                           Graeme Crothall Trust

                                    WILLIAM GRAHAM, an individual

                                     /s/ William Graham
                                    ------------------------------------
                                    Attorney-In-Fact for
                                    William A. Graham, V

                                    ANVERS L.P.

                                    By:_________________________________, LLC
                                            Its General Partner

                                    By: ________________________________

                                               Name________________________
                                               Title:  __________________

                                    ANVERS II L.P.

                                    By:________________________________, LLC
                                             Its General Partner

                                    By: ________________________________

                                               Name________________________
                                               Title:  __________________

                                                                   Exhibit 10.18

                                    KATHERINE CROTHALL, an individual

                                     /s/ Katherine D. Crothall
                                    ------------------------------------
                                          TTE for Karen Laakmann Trust

                                    GRAEME CROTHALL, Trustee

                                     /s/ Graeme Crothall
                                    ------------------------------------
                                             Gwen Crothall Trust

                                    WILLIAM GRAHAM, an individual

                                     /s/ William Graham
                                    ------------------------------------
                                    Attorney-In-Fact for
                                    Laura M. Graham

                                    ANVERS L.P.

                                    By:___________________________, LLC
                                           Its General Partner

                                    By: ________________________________

                                               Name_______________________
                                               Title:  __________________

                                    ANVERS II L.P.

                                    By:___________________________, LLC
                                            Its General Partner

                                    By: ________________________________

                                               Name_______________________
                                               Title:  __________________

                                                                   Exhibit 10.18

                                    KATHERINE CROTHALL, an individual

                                     /s/ Katherine D. Crothall
                                    ------------------------------------
                                            TTE for Christine Laakmann Trust

                                    GRAEME CROTHALL, an individual

                                    ____________________________________

                                    WILLIAM GRAHAM, an individual

                                    ____________________________________

                                    ANVERS L.P.

                                    By:___________________________, LLC
                                           Its General Partner

                                    By: ________________________________

                                               Name_______________________
                                               Title:  __________________

                                    ANVERS II L.P.

                                    By:___________________________, LLC
                                            Its General Partner

                                    By: ________________________________

                                               Name_______________________
                                               Title:  __________________

                                                                   Exhibit 10.18

                                    KATHERINE CROTHALL, an individual

                                     /s/ Katherine D. Crothall
                                    ------------------------------------
                                            TTE for Gayle Laakmann Trust

                                    GRAEME CROTHALL, an individual

                                    ___________________________________

                                    WILLIAM GRAHAM, an individual

                                    ____________________________________

                                    ANVERS L.P.

                                    By:___________________________, LLC
                                           Its General Partner

                                    By: ________________________________

                                               Name_____________________
                                               Title:  __________________

                                    ANVERS II L.P.

                                    By:___________________________, LLC
                                           Its General Partner

                                    By: ________________________________

                                               Name_______________________
                                               Title:  __________________

                                                                   Exhibit 10.18

                                    KATHERINE CROTHALL, an individual

                                    ____________________________________

                                    GRAEME CROTHALL, an individual

                                    ____________________________________

                                    WILLIAM GRAHAM, an individual
Peter Crothall

                                    ____________________________________
By: /s/ Peter Crothall
   -----------------------------

                                    ANVERS L.P.

                                    By:___________________________, LLC
                                            Its General Partner

                                    By: ________________________________

                                               Name_______________________
                                               Title:  __________________

                                    ANVERS II L.P.

                                    By:___________________________, LLC
                                           Its General Partner

                                    By: ________________________________

                                               Name_______________________
                                               Title:  __________________

                                                                   Exhibit 10.18

                                         KATHERINE CROTHALL, an individual

                                         ____________________________________

                                         GRAEME CROTHALL, an individual

                                         ____________________________________

                                         WILLIAM GRAHAM, an individual
/s/ Frances Graham, Trustee
-------------------------------
Deed of Trust of William A. Graham IV,
Settlor, dated May 19, 1996 Frances
R. Graham, Regina O. Thomas, Trustees
EIN: 23-7829976

                                         ____________________________________

                                         ANVERS L.P.

                                         By:___________________________, LLC
                                               Its General Partner

                                         By: __________________________________

                                                  Name_______________________
                                                  Title:  __________________
/s/ Frances Graham, Trustee
-------------------------------
Deed of Trust of William A. Graham IV,
Settlor, dated July 27, 1998 Frances
R. Graham, Regina O. Thomas, Trustees
EIN: 23-7987961

                                         ANVERS II L.P.

                                         By:___________________________, LLC
                                                Its General Partner

                                         By: __________________________________

                                                  Name_______________________
                                                  Title:  __________________

                                                                   Exhibit 10.18

                                    EXHIBIT A

                        Prior Stockholder Signature Page

         IN WITNESS WHEREOF, the undersigned has duly executed the Amended and Restated Stockholders Agreement dated as of October __, 2001, in the form of Exhibit A hereto, as of this ___ day of ________________, 2001.

                                               PRIOR STOCKHOLDER

                                               By: /s/ Joe B. Byrum
                                                  ------------------------------
                                                  Name:
                                                  Title:

                                                                   Exhibit 10.18

                                    EXHIBIT A

                        Prior Stockholder Signature Page

         IN WITNESS WHEREOF, the undersigned has duly executed the Amended and Restated Stockholders Agreement dated as of October __, 2001, in the form of Exhibit A hereto, as of this 16th day of November, 2001.

                                               PRIOR STOCKHOLDER

                                               Tennyson Fund II, LLLP
                                               By: /s/ Alfred M. Walpert
                                                  ------------------------------
                                                  Name: Alfred M. Walpert
                                                  Title: Managing Partner

                                                                   Exhibit 10.18

                                    EXHIBIT A

                        Prior Stockholder Signature Page

         IN WITNESS WHEREOF, the undersigned has duly executed the Amended and Restated Stockholders Agreement dated as of October __, 2001, in the form of Exhibit A hereto, as of this __ day of ________, 2001.

                                             PRIOR STOCKHOLDER

                                             By: /s/
                                                --------------------------------
                                                Name: Evans/Giordano Partnership
                                                Title:

                                                                   Exhibit 10.18

                                    EXHIBIT A

                        Prior Stockholder Signature Page

         IN WITNESS WHEREOF, the undersigned has duly executed the Amended and Restated Stockholders Agreement dated as of October __, 2001, in the form of Exhibit A hereto, as of this __ day of ____________, 2001.

                                               PRIOR STOCKHOLDER

                                               By: /s/ W. Michael Tiagwad
                                                  ------------------------------
                                                  Name: W. Michael Tiagwad
                                                  Title:

                                                                   Exhibit 10.18

                                    EXHIBIT A

                        Prior Stockholder Signature Page

         IN WITNESS WHEREOF, the undersigned has duly executed the Amended and Restated Stockholders Agreement dated as of October __, 2001, in the form of Exhibit A hereto, as of this 30th day of October, 2001.

                                               PRIOR STOCKHOLDER

                                               By: /s/ R.C. Amerena
                                                  ------------------------------
                                                  Name: R.C. Amerena
                                                  Title:

                                                                   Exhibit 10.18

                                    EXHIBIT A

                        Prior Stockholder Signature Page

         IN WITNESS WHEREOF, the undersigned has duly executed the Amended and Restated Stockholders Agreement dated as of October __, 2001, in the form of Exhibit A hereto, as of this 8 day of November, 2001.

                                               PRIOR STOCKHOLDER

                                               By: /s/ Alan I. Reich
                                                  ------------------------------
                                                  Name: Alan I. Reich
                                                  Title:

                                               By: /s/ Mindy M. Reich
                                                  ------------------------------
                                                  Name: Mindy M. Reich
                                                  Title:

                                                                   Exhibit 10.18

                                    EXHIBIT A

                        Prior Stockholder Signature Page

         IN WITNESS WHEREOF, the undersigned has duly executed the Amended and Restated Stockholders Agreement dated as of October 11, 2001, in the form of Exhibit A hereto, as of this 14 day of November, 2001.

                                               PRIOR STOCKHOLDER

                                               By: /s/ John N. Spink
                                                  ------------------------------
                                                  Name: John N. Spink
                                                  Title:

                                                                   Exhibit 10.18

                                    EXHIBIT A

                        Prior Stockholder Signature Page

         IN WITNESS WHEREOF, the undersigned has duly executed the Amended and Restated Stockholders Agreement dated as of October 11, 2001, in the form of Exhibit A hereto, as of this 14 day of November, 2001.

                                               PRIOR STOCKHOLDER

                                               By: /s/ Grahame Peter Murray
                                                  ------------------------------
                                                  Name: Grahame Peter Murray
                                                  Title:

                                                                   Exhibit 10.18

                                    EXHIBIT A

                        Prior Stockholder Signature Page

         IN WITNESS WHEREOF, the undersigned has duly executed the Amended and Restated Stockholders Agreement dated as of October __, 2001, in the form of Exhibit A hereto, as of this 6 day of November, 2001.

                                               PRIOR STOCKHOLDER

                                               By: /s/ Daniel W.K. Ng
                                                  ------------------------------
                                                  Name: Daniel W.K. Ng
                                                  Title: Registered Stockholder

                                                                   Exhibit 10.18

                                    EXHIBIT A

                        Prior Stockholder Signature Page

         IN WITNESS WHEREOF, the undersigned has duly executed the Amended and Restated Stockholders Agreement dated as of October __, 2001, in the form of Exhibit A hereto, as of this __ day of _________, 2001.

                                              PRIOR STOCKHOLDER

                                              BankAmerica Investment Corporation
                                              By: /s/ Jeffrey G. Berry
                                                 -------------------------------
                                                 Name: Jeffrey G. Berry
                                                 Title: Managing Director